UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 20, 2004

POINTE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-24433	65-0451402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21845 Powerline Road

Boca Raton, FL 33433

(Address of Principal Executive Office) (Zip Code)

(561) 368-6300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former Name or Former Address, If Changed Since Last Report.)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)

Exhibits.

Exhibit	Description
99.1	Press Release issued on February 20, 2004.

ITEM 9.     REGULATION FD DISCLOSURE.

The press release regarding the branch sale attached as Exhibit 99.1 was issued by the Company on February 20, 2004.

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The press release regarding the branch sale attached as Exhibit 99.1 was issued by the Company on February 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINTE FINANCIAL CORPORATION

Date: February 23, 2004	By:	/s/ BRADLEY R. MEREDITH
Bradley R. Meredith Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued on February 20, 2004.